THE ASIA TIGERS
                                   FUND, INC.

                                  Annual Report
                                October 31, 1998

                            ADVANTAGE ADVISERS, INC.

The Asia Tigers Fund, Inc.

                                                               November 23, 1998
Dear Shareholder,

We are pleased to present you with the audited financial statements of The Asia Tigers Fund, Inc. (the "Fund") for the fiscal year ended October 31, 1998. The most recent period has been a volatile one for the Asian region, with most markets experiencing negative returns. In the following pages, the Investment Adviser provides a detailed look at the Fund's portfolio, as well as a discussion of the economic and market conditions of the region.

The Fund's net asset value ("NAV") closed at $7.55 per share on October 31, 1998, dropping 22.0% for the year, outperforming, by reference, the MSCI AC Asia Free Ex-Japan Index, which was down 25.0% over the same period. The Fund continues to provide its share-holders with broad-based exposure to the emerging equity markets of the Asian Pacific Basin and the Indian subcontinent. As of October 31, 1998, the Fund was invested in 12 countries. Four of these countries account for approximately 70% of the Fund's investments: Hong Kong, Taiwan, India and Singapore.

As a result of changing market conditions, the Fund has shifted the geographic allocation of its investments. In response to government interventions in both Hong Kong and Malaysia, the Investment Adviser decided to reduce the Fund's exposure to those markets. In addition, the Investment Adviser has taken other steps to maintain a defensive posture.

In the near-term, the Investment Adviser remains cautious. However, over the long term, the Investment Adviser believes that Asia continues to offer growth opportunities. The Investment Adviser intends to maintain the Fund's defensive position until real improvements in economic fundamentals and a more positive perspective for the region are evident.

On behalf of the Board of Directors, thank you for your participation in the Fund.

Sincerely,

/s/ Alan Rappaport

Alan Rappaport
Chairman


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THE ASIA TIGERS FUND, INC.

Report of the Investment Adviser

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PERFORMANCE

The 12-month period ended October 31, 1998 resulted in continued disappointment and frustration for the Asia Ex-Japan equity investor. The regional benchmark which The Asia Tigers Fund, Inc. (the "Fund") uses for comparison purposes, the MSCI AC Asia Free Ex-Japan Index, dropped 25.0%. During the same period, the Fund's net asset value ("NAV") fell 22.0%.

Seven of the 12 markets in which the Fund invests lost more than 25% of their value in US dollar terms during the year. Indonesia was the worst performing equity market in the region, losing nearly 77% of its value in the 12 months ended October 31, 1998. Malaysia, China and Pakistan were standout poor performers, as each market fell more than 50%. Sri Lanka lost more than 40%, while India and Korea each dropped in excess of 25%. The best performing markets were Hong Kong and the Philippines, which fell 0.9% and 9.5%, respectively. None of the 12 markets in which the Fund is invested registered a gain for the period.

Currencies played a large role in the region's performance during the past year. The Indonesian Rupiah lost more than 53% of its value against the US dollar. The Korean Won and Pakistan Rupee both lost a minimum of 20% against the US dollar. In fact, the only currency exposure that did not hurt the Fund's performance during the period was the Hong Kong Dollar, which held its value despite strong attacks by currency speculators.

--------------------------------------------------------------------------------
The Fund's net asset value is calculated weekly and published in The Wall Street Journal every Monday under the heading, "Closed End Funds." The Fund's NAV is also published in The New York Times on Mondays and in Barron's on Saturdays. The Fund is listed on the New York Stock Exchange under ticker symbol GRR.

If you have any questions or would like an update on the Fund, please call our toll-free phone number (800) 421-4777. This number provides a recorded monthly review as well as specific details about the Fund, its portfolio and performance.
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                                                      THE ASIA TIGERS FUND, INC.

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COUNTRY ALLOCATION

During the 12-month period ended October 31, 1998, the Fund shifted its geographic allocation. Allocations are made between countries in the region based upon the changing underlying economic conditions and relative equity valuations. Since the end of October 1997, larger changes in the Fund's country weights include investment increases in Korea, India and Thailand, as well as decreases in Malaysia, Indonesia and Hong Kong. During the period, the Fund's cash level rose from 9.1% to 10.0%. The charts below indicate the Fund's breakdown at the end of the Fund's most recent two fiscal years.

COUNTRY HOLDINGS
October 31, 1998

    [The following table was depicted as a pie chart in the printed material]

                   Hong Kong                                29.3%
                   Taiwan                                   16.9
                   India                                    14.4
                   Singapore                                11.6
                   Korea                                     7.2
                   Thailand                                  4.8
                   Philippines                               1.9
                   Malaysia                                  1.8
                   China                                     1.0
                   Pakistan                                  0.6
                   Sri Lanka                                 0.2
                   Indonesia                                 0.3
                   USA (Cash)                               10.0

    [The following table was depicted as a pie chart in the printed material]

October 31,1997

                   Hong Kong                                32.0%
                   Taiwan                                   14.5
                   India                                    11.0
                   Singapore                                10.9
                   Korea                                     4.0
                   Thailand                                  2.0
                   Philippines                               1.5
                   Malaysia                                  6.9
                   China                                     1.3
                   Pakistan                                  1.3
                   Sri Lanka                                 0.2
                   Indonesia                                 5.3
                   Bangladesh                                0.0
                   USA (Cash)                                9.1


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THE ASIA TIGERS FUND, INC.

--------------------------------------------------------------------------------
ASIA IN A GLOBAL CONTEXT

What began as a domestic problem for Thailand in July 1997 rapidly spread, within Asia first, and then in 1998 to Latin America and Russia, and finally to the developed countries of Europe and the United States. The currency crisis in Thailand exposed weaknesses in the domestic banking systems of Thailand, Indonesia, Korea and Malaysia. Also exposed were weaknesses in the risk assessments made by the Japanese and the Western bankers providing loans to the region. Initially, Asia's emerging market problems were viewed as positive by the developed Western financial markets, as the crisis put deflationary pressure on the commodities and manufactured goods that Asia produces.

However, when there was a liquidity crisis and subsequent US Federal Reserve led recapitalization of the well-known hedge fund, Long Term Capital Management, the risk of excessive leverage in the entire world's banking system surfaced. This chain of events led to a surprise cut in interest rates by the US Federal Reserve bank and a surge in the value of the Japanese Yen against the US dollar. The Japanese Yen rallied as the "Yen Carry Trade" was reversed. The term "Yen Carry Trade" is derived from a practice when one borrows in Yen at a very low interest rate (less than 1%) and invests in higher yielding stocks and bonds in the US and Europe. The short covering in the Yen was dramatic, and when combined with a substantial (US$500 billion) rescue package for Japan's banking system, begins to build a better long-term investment case for Japan as well as the smaller economies in Asia. Indeed, after an extended period of underperformance, Asia's stock market outperformed the US and Europe in the third quarter of 1998.

The surprise cut in interest rates by the United States led to a rally in Asian equity markets and around the world. Historically, lower interest rates have been a powerful and positive force for most financial assets, such as stocks and bonds. But we should be cautious about the US Federal Reserve's mid-October cut in interest rates. The Federal Reserve cut rates, we would argue, not to stimulate the US economy, but because the world's financial system is under a good deal of stress. In our opinion, the world needs lower interest rates while it assesses the health of the world banking system and financial architecture.

In addition to the financial challenges mentioned above, we believe that the world is confronted with deflationary forces provoked by an over-investment crisis. Unlike previous economic slowdowns following high inflation and over-heated demand, the present excess in supply and over-capacity is triggering price drops. With producer and commodity prices falling in most countries, we have entered an environment where it will be difficult for companies to raise the prices of the goods they sell.

--------------------------------------------------------------------------------
REGIONAL OUTLOOK

Last year at this time, the Asian economies were suffering from a financial crisis, in response to which the International Monetary Fund ("IMF") dispensed billions of dollars in emergency rescue packages (tied to austerity plans) in Thailand, Indonesia and Korea. Stock markets fell, currencies


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                                                      THE ASIA TIGERS FUND, INC.

were devalued, interest rates soared and a crisis of confidence affected investors in Asia. In February 1998, Asian stock markets rebounded as there was hope and faith that stern IMF measures would lead Asia back to economic health. In April 1998, new evidence emerged that Japan, the largest economy in Asia, had more serious financial problems than previously thought. As a result, the region's stock markets, as well as currencies, renewed their downward trend. From early-April to mid-June 1998, the Yen lost about 12% of its value against the US dollar, leading to another round of speculative attacks on Asia's other currencies. Interest rates remained very high, forcing recessions upon Thailand, Indonesia, Korea, Hong Kong, Singapore and Malaysia.

High-profile government interventions in stock and currency markets have caused international investors to reconsider their stance in the region. In Hong Kong, the Hong Kong Monetary Authority has spent over US$12.5 billion propping up the equity market. In Malaysia, Prime Minister Mahathir made the decision to impose capital controls on the Malaysian Ringgit. In both cases, the interventions resulted in a temporary rally on the stock markets, making valuations stretched in the absence of real improvements in underlying fundamentals. We reduced the Fund's weightings for both Hong Kong and Malaysia to reflect our cautious view toward such intervention.

The recent cut in US interest rates and dramatic strengthening of the Japanese Yen against the US dollar is a welcome relief for most Asian economies and stock markets. Lower US interest rates and a weaker US dollar should have the effect of lowering Asian interest rates and removing devaluation pressure from Asian currencies. New risk aversion by major hedge funds may also help dampen speculative attacks on Asia.

In the near-term, we expect that lower global interest rates will lead to a much-needed downtrend in Asian interest rates. However, despite the possibility of better near-term sentiment, we still believe it will take a long time before real improvements in economic fundamentals become apparent. For the rest of the year, economic momentum for most Asian countries is likely to continue downward and corporate earnings are expected to remain disappointing. Therefore, we plan to maintain our cautious portfolio strategy during the remainder of 1998.

Looking forward to 1999, relative to the regional benchmark, we will likely maintain the Fund's overweight positions in India, Sri Lanka and Thailand. Assuming that low domestic interest rates can be maintained, we also would expect to add to the Fund's investments in both Singapore and Hong Kong. We will likely remain neutral to Taiwan, Korea, China and Pakistan. We will remain somewhat cautious and underweight the other three markets where the Fund invests: Malaysia, the Philippines and Indonesia. Of course, we will closely monitor future developments, and change our investment view accordingly. The Investment Adviser believes that Asia remains arguably the best region in the world for long-term growth of equity capital, but the near-term outlook for economies in which the Fund invests will remain challenging and difficult.

The following comments provide investors with a brief summary of the Investment Adviser's view on the Fund's target markets and on some of the investments that make up the portfolio.


                                                                               5
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THE ASIA TIGERS FUND, INC.

CHINA
US$1.5 million, 1.0% of the Fund's total investments, as of October 31, 1998.

China's economy, second only to Japan in Asia, is critically important to the region in which the Fund invests. Despite the dramatic economic contraction in most Asian countries this year, China's economy grew by about 7.6% during the first nine months of 1998. Meanwhile, China has made great strides in controlling inflation. In October 1994, inflation in China was running at an annual rate in excess of 27%, presenting a threat to the economy. Currently, inflation is running at less than 2%. We expect the overall economy to grow between 7% and 8% in 1998.

Most of the Fund's greater China exposure is in the Hong Kong-based firms that have significant operations in China. The Fund holds one "H-share," a Chinese mainland state-owned enterprise that has listed a minority stake on the Hong Kong stock exchange. Beijing Datang Power Generation Company develops, constructs, owns and operates coal-fired electric power plants in northern China. We believe that this company is in a key position to benefit from the rapid development occurring in the metropolitan area surrounding China's capital city. In 1997, Beijing Datang Power reported sales of 5.1 billion Yuan and net income of 1.1 billion Yuan. These figures represent year-over-year gains of 12.9% and 24.3%, respectively, over the comparable figures for 1996.

HONG KONG
US$43.9 million, 29.3% of the Fund's total investments, as of October 31, 1998.

Hong Kong has had a volatile and difficult year. During the July 1997 hand-over to China, the city was a proud city in the world spotlight. But during the last few months of 1997, the currency was under attack, interest rates were rising and jobs were being lost. In August 1998, the Hong Kong Monetary Authority spent about 10% of its currency reserves to buy stocks. Although the intervention has helped to provide some stability to the stock market, it cost Hong Kong some of its well-earned reputation as one of the most laissez faire economies in the world. Today, the economy is in a recession (Hong Kong's second quarter GDP growth rate was negative 5.2%), unemployment is at a 15-year high (5.3%) and the near-term outlook is rather gloomy. However, the bright spot on Hong Kong's investment horizon is lower interest rates. In mid-October 1998, Hong Kong's prime rate was lowered to 9.75% from 10% following the surprise rate cut by the US Federal Reserve. Hong Kong's inflation for the year ended September 1998 was just 2.5%, the lowest in 18 years.

Hutchison Whampoa is the Fund's largest single holding in Hong Kong. With a stock market valuation of greater than US$25 billion, Hutchison Whampoa has operations in property investment and development, container terminals, telecommunications, infrastructure, retail and manufacturing. For the year of 1997, Hutchison reported sales of HK$44.6 billion and profit of HK$12.3 billion.


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                                                      THE ASIA TIGERS FUND, INC.

INDIA
US$21.6 million, 14.4% of the Fund's total investments, as of October 31, 1998.

First India and then Pakistan alarmed the world by testing nuclear devices in 1998. Most developed countries condemned the tests and imposed economic sanctions on both countries. Meanwhile, India's fiscal deficit stood at 6.1% of total economic output as of March 1998. Although the government has been making progress in collecting taxes, the fiscal deficit is likely to stay stubbornly high for at least the next few years. India has been insulated from much of Southeast Asia's economic turmoil. We would expect corporate earnings per share to grow in double digits for at least the fiscal years ending March of 1999 and 2000. Indian software companies have been reporting exciting net profit growth of 50% for the past few years, and the prospects for the industry are particularly bright.

The Fund's largest position in India is Hindustan Lever. This company is India's largest manufacturer of branded and packaged consumer products. Hindustan Lever produces and sells soaps, detergents, personal care products and processed foods. The company has a brand portfolio of approximately 144 products including: "Lux" and "Pears" soaps, "Surf" detergent, "Sunsilk" shampoo and "Paras" fertilizers. In 1997, the company reported sales of 78.2 billion Indian Rupees worth of products and net profits of 5.6 billion Indian Rupees.

INDONESIA
US$0.4 million, 0.3% of the Fund's total investments, as of October 31, 1998.

The past 12 months in Indonesia have been the most politically and economically volatile in at least 30 years. President Suharto, who had been in absolute power for 32 years, stepped down in May 1998. The IMF's rescue plan has been accepted and is running its course. Political uncertainty remains high, although the new President, Dr. Habibie, has declared he will be in power until the next elections in the year 2000. We believe that the banking system needs to be nationalized and recapitalized. We believe that the economy is likely to shrink by approximately 18% in 1998 and continue to shrink, although at a slower pace, in 1999. Unemployment is near 20% and inflation is running at about 80% for the year ended October 31, 1998, by far Asia's highest.

Gulf Indonesia Resources is an independent oil and natural gas company. The Fund owns Gulf Indonesia's New York Stock Exchange-listed American Depository Receipt
(ADR) shares. In 1997, Gulf Indonesia reported profits of US$8.3 million on sales of US$119.6 million.

KOREA
US$10.8 million, 7.2% of the Fund's total investments, as of October 31, 1998.

At some US$58 billion, Korea's emergency aid package has the distinction of being the highest last year. In late 1997, Korea had a cash flow crisis as foreign exchange reserves fell to US$7.3 billion. The government has been able to successfully reschedule and extend a significant portion of its debt. As imports fell in 1998, the current account surplus has increased and Korea is now in the fortunate


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THE ASIA TIGERS FUND, INC.

position of having a trade surplus that will likely exceed US$30 billion in 1998. This compares favorably with 1997's deficit of US$9 billion. Foreign exchange reserves were US$47.7 billion as of October 15, 1998. Meanwhile, Korea has been rapidly deregulating and opening its stock, bond and deposit markets to foreign investment.

On the other hand, Korea has some large and difficult tasks ahead of it. The banking system desperately needs recapitalization, and estimates of the cost are as high as 40% of GDP. In addition, Korean companies need to pay down debts. The top 64 business groups in Korea had an average debt/equity ratio of 483% at the end of 1997. The Korean government is suggesting that this ratio be brought below 200% by the end of 1999. It is difficult to see how this goal can be accomplished.

The Fund's largest investment in Korea, Pohang Iron & Steel, is one of the world's largest and most efficient producers of steel. The Korean government has a majority stake in the company, which enjoys a near-monopoly position in its domestic market. In addition, as the domestic price of steel in Korea remains below the international price, it is expected that a liberalization of prices will help, rather than hurt, the company's bottom line. In 1997, the company reported profits of 729 billion Korean Won on sales of 1.1 trillion Korean Won.

MALAYSIA
US$2.6 million, 1.8% of the Fund's total investments, as of October 31, 1998.

Once again, Malaysia stands apart from the rest of the region as having the worst government response to the region's crisis. On September 1, 1998, Malaysia imposed capital controls. Effectively, this means that foreigners may not convert their local currency holdings of Malaysian Ringgit into another currency until September 1, 1999. Malaysia's monetary policy has been viewed as isolationist. By shutting its economy off from the rest of the world, the government hopes to aggressively stimulate the economy by lowering interest rates and growing out of its problems. Time will tell if Malaysia's controversial policy makes any sense. Prime Minister Mahathir fired his Finance Minister, Anwar Ibrahim, and later had him imprisoned under the country's internal security law. The controversial sacking of Anwar and large public demonstrations for "reformasi" have raised the risk of political instability in the near-term for Dr. Mahathir. Since capital controls were imposed, domestic interest rates have been cut aggressively and the banks have been instructed to increase their loans outstanding by 8%.

The Fund's largest Malaysian investment is Petronas Gas. Petronas Gas is responsible for the processing and transmission of natural gas owned and extracted by its parent company, Petronas. The company has stable earnings growth forecast for the foreseeable future as virtually all of its revenue is derived from pre-determined reservation and flow rate charges. For the year ended March 1998, Petronas reported net profits of 942 million Malaysian Ringgit, representing a 13% rise over the previous year's figure.


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                                                      THE ASIA TIGERS FUND, INC.

PAKISTAN
US$1.0 million, 0.6% of the Fund's total investments, as of October 31, 1998.

Pakistan is currently experiencing a cash flow crisis. The economic sanctions imposed in response to nuclear testing by Pakistan have made its weak financial position even worse. The IMF and other international bodies are working to help Pakistan through its near-term troubles, but progress will likely be slow and problematic. On the bright side is the corporate earnings outlook. We believe that consensus earnings per share growth for the country should be near 20% for the next two years.

The Fund's largest holding in Pakistan is the Republic of Pakistan convertible bonds. These bonds may be converted into the shares of Pakistan Telecom, the country's dominant telephone service provider. In 1997, Pakistan Telecom reported revenues of 40.6 billion Pakistan Rupees and profits of 12.2 billion Pakistan Rupees.

PHILIPPINES
US$2.8 million, 1.9% of the Fund's total investments, as of October 31, 1998.

In 1998, the Philippine President Ramos completed a very successful six-year term and, by constitutional law, was not permitted to run again. Retired actor Joseph Estrada was then elected to the presidency. There has been disappointment with the new president's appointments, and greater political risk has been attached to the stock market as a result. The government's fiscal balance sheet remains burdened by debt and low economic growth, which are expected to keep government revenue disappointing. On the other hand, Philippine corporations do not have the same US dollar-denominated debt found in much of the rest of Southeast Asia. In addition, the banking system is believed to be relatively sound, with the average bank's capital adequacy ratio at 14%.

In the Philippines, the Fund's largest holding is SM Prime. SM Prime is the country's largest shopping mall operator with six such properties. The company also operates cinemas, bowling lanes, department stores and supermarkets. In 1997, the company reported profits of 2.3 billion Philippine Pesos on sales of
4.1 billion Philippine Pesos.

SINGAPORE
US$17.5 million, 11.6% of the Fund's total investments, as of October 31, 1998.

Singapore is considered to have the most stable political environment in all of Asia. The government's balance sheet is exceptionally strong and the banking system is well capitalized. The major problem for Singapore is that, geographically, it is located between Indonesia and Malaysia, two countries that are having severe economic problems. Similar to Hong Kong, Singapore has inflated property prices, but unlike Hong Kong, Singapore has substantial pension reserves (called the "Central Provident Fund") which are likely to make asset deflation less severe. The recent declines in domestic interest rates are viewed as particularly helpful to Singapore's economy and stock market.

The Fund's largest position in Singapore is Fullerton Global Corp. convertible bonds. These bonds


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THE ASIA TIGERS FUND, INC.

may be converted into the shares of Singapore Telecommunications. Singapore Telecommunications is the dominant provider of telecommunications services to Singapore's population of three million. In the fiscal year ended March 1998, the company reported net profits of 1.8 billion Singapore dollars, about 9% higher than the comparable figure for the year ended March 1997.

SRI LANKA
US$0.3 million, 0.2% of the Fund's total investments, as of October 31, 1998.

A civil war has been ongoing in the north of Sri Lanka since 1983. Although there is little hope of the conflict ending soon, the country has managed to carry on and grow successfully. Like elsewhere in the Indian sub-continent, corporate earnings growth is expected to be in the double-digits for 1999 and 2000.

The Fund owns one stock in Sri Lanka. John Keells Holdings is a broadly diversified conglomerate with a focus on operating tourist facilities and services. We believe that the company has strong management and that its businesses in food and beverage, as well as tea plantations, should show particularly healthy growth rates. In 1997, John Keells reported sales of 5.7 billion Sri Lankan Rupees and profits of 421 million Sri Lankan Rupees.

TAIWAN
US$25.3 million, 16.9% of the Fund's total investments, as of October 31, 1998.

Taiwan is somewhat insulated from the typical Asian economic woes due to its sound banking system as well as a stable property market. Taiwan has a focused, globally competitive electronics industry. The country's electronics companies supply components such as printed circuit boards, motherboards, switching power supplies, resistors and connectors to virtually all the top US computer makers.

One of the Fund's largest holdings in Taiwan is President Chain Store Corporation. The company is the sole operator of 7-Eleven stores in Taiwan. With 1,883 stores as of September 1998, President Chain Store claims a dominant 38% share of the convenience store market, three times more than its closest competitor. As in the US, each store carries more than 3,000 items, but in Taiwan 7-Eleven stores also offer services ranging from selling bus passes to collection of telephone bill payments.

THAILAND
US$7.2 million, 4.8% of the Fund's total investments, as of October 31, 1998.

In recent months, we have added to the Fund's exposure to Thailand. Although Thailand is still facing the formidable challenge of recapitalizing its financial system and its overall economic growth is expected to shrink further for the next 12 months, the country has probably made the biggest strides of all countries in the region in dealing with Asia's economic crisis. In addition, the International Monetary Fund continues to lend significant support to Thailand and Thailand's foreign exchange reserves have returned to a healthier level (in excess of US$27 billion). In addition, domestic interest rates have been falling sharply while the Thai Baht has remained stable and even


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                                                      THE ASIA TIGERS FUND, INC.

appreciated against the US dollar. We believe that the recent reduction in US interest rates, the subsequent weakness in the US dollar and the strength of the Japanese Yen should make the economic environment even more favorable for Thailand.

In Thailand, the Fund's largest holding is Advanced Information. Advanced Information has a license from the Telephone Organization of Thailand to provide cellular phone services until the year 2010. The company operates both analog and digital cellular systems for mobile telephone communications. For the year ended December 1997, the company reported sales of 15.2 billion Thai Baht and profits of 1.4 billion Thai Baht.

C. Bruce Nisker, CFA
AXA Asset Management Partenaires
Hong Kong
November 17, 1998

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AXA Asset Management Partenaires ("AAMP") has served as the Investment Adviser to the Fund since June 8, 1998 pursuant to an investment advisory agreement among Advantage Advisers, Inc., AAMP and the Fund (the "New Advisory Agreement"). The New Advisory Agreement was approved by the Fund's Board of Directors in connection with an agreement entered into between AXA Investment Managers SA ("AXA") and Barclays Bank providing for AXA to acquire (the "Transaction") Barclays Global Investors International Hong Kong Limited ("BGIHK"). The Transaction closed on June 8, 1998.

While the Transaction did not directly involve Barclays Global Investors International Inc. ("BGI"), which had served as the Fund's investment adviser since the Fund's inception, BGI provided investment advice to the Fund through the services of BGIHK's investment advisory personnel. Upon consummation of the Transaction, all of BGIHK's investment advisory personnel involved in the management of the Fund became associated with AXA and AAMP. The New Advisory Agreement was approved at a Special Meeting of the Fund which was held on August 7, 1998.

During May 1998, the Board of Directors of the Fund reviewed and approved various amendments to the Fund's bylaws. For example, the provisions relating to timely notice for proposals to be brought before an annual meeting of stockholders (other than a proposal under Rule 14a-8 of the Securities Exchange Act of 1934 to be included in the Fund's proxy statement) have been amended. As amended, a stockholder's notice generally must be delivered to the Fund not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting. The Board believes that the amended timely notice provisions will provide greater certainty to stockholders because previously, timely notice keyed off the date of the current year's meeting or the date the public disclosure of the current year's meeting is made. In addition, the provisions provide that any business to be brought before a special meeting of stockholders must be specified in the notice of meeting or otherwise properly brought before the meeting by or at the direction of the Board of Directors. Finally, upon recommendation of the Fund's Maryland counsel, other changes to certain bylaw provisions were made to conform to the bylaw provisions of more recently incorporated Maryland corporations.

Year 2000 Processing Issues

Many computer programs employed throughout the world use two digits rather than four to identify the year. These programs, if not adapted, may not correctly handle the change from "99" to "00" on January 1, 2000, and many not be able to perform necessary functions. The Year 2000 issue affects virtually all companies and organizations.

Both the Investment Manager and the Investment Adviser have advised the Fund that they are implementing steps intended to ensure that their computer systems are capable of Year 2000 processing. In addition, the Fund is inquiring with third parties to assess the adequacy of their Year 2000 compliance efforts. The Fund intends to develop contingency plans intended to ensure that third-party non-compliance will not materially affect the Fund's operations. The Fund does not currently anticipate that the Year 2000 issue will have an adverse effect on the Investment Manager's or the Investment Adviser's ability to continue to provide the services currently provided to the Fund.

Companies in which the Fund invests could be adversely affected by the Year 2000 issue, but the Fund cannot predict the consequential effect on its investment return. To the extent the impact on a portfolio holding is negative, the Fund's investment return could be adversely affected.
--------------------------------------------------------------------------------


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THE ASIA TIGERS FUND, INC.

Schedule of Investments                                         October 31, 1998

COMMON STOCKS (82.81% of holdings)

Number                                                       Percent of
of Shares       Security                                     Holdings                Cost                   Value
---------------------------------------------------------------------------------------------------------------------
                China                                         1.03%
                Utilities - Electric & Gas                    1.03%
    5,000,000   Beijing Datang Power Generation Company ...........              $  2,081,735            $  1,549,387
                                                                                 ------------            ------------
                Total China .......................................                 2,081,735               1,549,387
                                                                                 ------------            ------------

                Hong Kong                                    29.05%
                Banking                                       1.85%
      320,000   Hang Seng Bank ....................................                 3,318,448               2,768,238
                                                                                 ------------            ------------

                Multi-Industry                                7.70%
    1,450,000   Hutchison Whampoa .................................                 9,592,654              10,390,575
      500,000   Shanghai Industrial Holdings ......................                 1,995,120               1,155,584
                                                                                 ------------            ------------
                                                                                   11,587,774              11,546,159
                                                                                 ------------            ------------

                Real Estate                                   7.18%
      810,000   Cheung Kong Holdings ..............................                 5,687,904               5,542,931
      750,000   Sun Hung Kai Properties ...........................                 5,659,568               5,229,180
                                                                                 ------------            ------------
                                                                                   11,347,472              10,772,111
                                                                                 ------------            ------------

                Telecommunications                            6.79%
    1,050,000   China Telecommunication ...........................                 1,937,446               1,972,563
    4,100,090   Hong Kong Telecommunication .......................                 7,713,077               8,205,474
                                                                                 ------------            ------------
                                                                                    9,650,523              10,178,037
                                                                                 ------------            ------------

                Utilities - Electric & Gas                    5.53%
      950,000   CLP Holdings ......................................                 5,000,143               5,335,700
      920,000   Hong Kong & China Gas .............................                   972,370               1,306,649
      450,000   Hong Kong Electric ................................                 1,412,250               1,650,097
                                                                                 ------------            ------------
                                                                                    7,384,763               8,292,446
                                                                                 ------------            ------------
                Total Hong Kong ...................................                43,288,980              43,556,991
                                                                                 ------------            ------------

                India                                        14.38%
                Automobiles                                   1.34%
       70,300   Bajaj Auto ........................................                 1,079,765                 918,995
       54,500   Punjab Tractors ...................................                 1,091,411               1,007,079
        5,000   Tata Engineering & Locomotive .....................                    41,953                  13,326

                                                      THE ASIA TIGERS FUND, INC.

Schedule of Investments (continued)                             October 31, 1998

COMMON STOCKS (continued)

Number                                                       Percent of
of Shares       Security                                     Holdings                Cost                   Value
---------------------------------------------------------------------------------------------------------------------
                India (continued)
                Automobiles (continued)
        5,000   TVS Suzuki .......................................               $     64,729            $     70,792
                                                                                 ------------            ------------
                                                                                    2,277,858               2,010,192
                                                                                 ------------            ------------

                Banking                                      0.76%
      288,300   Bank of Baroda ...................................                    963,437                 360,715
          300   Oriental Bank of Commerce ........................                        738                     276
      210,000   State Bank of India ..............................                  1,217,234                 771,388
                                                                                 ------------            ------------
                                                                                    2,181,409               1,132,379
                                                                                 ------------            ------------

                Beverages & Tobacco                          1.50%
      136,300   ITC ..............................................                  2,082,790               2,251,556
                                                                                 ------------            ------------

                Business/Public Service                      2.36%
       20,000   Infosys Technology ...............................                  1,070,596               1,144,004
       80,000   NIIT .............................................                    579,105               2,398,017
                                                                                 ------------            ------------
                                                                                    1,649,701               3,542,021
                                                                                 ------------            ------------

                Chemicals                                    1.24%
       53,184   Castrol India ....................................                    949,885                 778,425
      418,700   Reliance Industries ..............................                  1,856,676               1,084,310
                                                                                 ------------            ------------
                                                                                    2,806,561               1,862,735
                                                                                 ------------            ------------

                Construction & Housing                       0.17%
       74,900   Larsen & Toubro ..................................                    430,396                 255,679
                                                                                 ------------            ------------

                Energy Sources                               1.86%
      140,000   Bharat Petroleum Corp. ...........................                  1,201,225                 843,107
      310,000   Hindustan Petroleum ..............................                  2,939,985               1,948,111
                                                                                 ------------            ------------
                                                                                    4,141,210               2,791,218
                                                                                 ------------            ------------

                Health/Personal Care                         3.99%
       30,300   Dr Reddy's Laboratories ..........................                    330,778                 317,950
       69,945   Glaxo India ......................................                    691,393                 791,340
      110,000   Hindustan Lever ..................................                  3,479,928               4,162,653
       60,000   Ranbaxy Labs .....................................                  1,063,381                 707,153
                                                                                 ------------            ------------
                                                                                    5,565,480               5,979,096
                                                                                 ------------            ------------

                Metals - Non-Ferrous                         0.00%
          600   Indian Aluminum ..................................                      3,056                   1,035
                                                                                 ------------            ------------

THE ASIA TIGERS FUND, INC.

Schedule of Investments (continued)                             October 31, 1998

COMMON STOCKS (continued)

Number                                                       Percent of
of Shares       Security                                     Holdings                Cost                   Value
---------------------------------------------------------------------------------------------------------------------
                India (continued)
                Telecommunications                           1.16%
      400,000   Mahanagar Telephone Nigam ........................               $  2,673,954            $  1,728,045
                                                                                 ------------            ------------

                Textiles & Apparel                           0.00%
        4,590   Arvind Mills .....................................                     15,311                   3,326
                                                                                 ------------            ------------
                Total India ......................................                 23,827,726              21,557,282
                                                                                 ------------            ------------

                Indonesia                                    0.26%
                Energy Sources                               0.13%
       20,000   Gulf Indonesia Resources ADR+ ....................                    459,485                 197,500
                                                                                 ------------            ------------

                Food & Household Products                    0.08%
      260,000   Daya Guna Samudera ...............................                    382,348                 110,329
                                                                                 ------------            ------------

                Forest Products & Paper                      0.05%
      400,000   Astra Argo Lestari ...............................                     95,188                  80,263
                                                                                 ------------            ------------
                Total Indonesia ..................................                    937,021                 388,092
                                                                                 ------------            ------------

                Korea                                        7.23%
                Appliance & Household Durables               1.51%
       55,160   Samsung Electronics ..............................                  1,956,347               2,257,400
                                                                                 ------------            ------------

                Metals - Steel                               2.63%
       70,000   Pohang Iron & Steel ..............................                  3,394,625               3,938,488
                                                                                 ------------            ------------

                Telecommunications                           2.08%
        4,500   SK Telecom .......................................                  2,243,010               3,123,263
                                                                                 ------------            ------------

                Utilities - Electric & Gas                   1.01%
       85,000   Korea Electric Power .............................                  1,054,763               1,513,831
                                                                                 ------------            ------------
                Total Korea ......................................                  8,648,745              10,832,982
                                                                                 ------------            ------------

                Malaysia                                     1.46%
                Beverages & Tobacco                          0.32%
      200,000   Rothmans of Pall Mall* ...........................                  1,578,034                 476,316
                                                                                 ------------            ------------

                Construction & Housing                       0.16%
      734,000   YTL Power International*+ ........................                    445,411                 243,379
                                                                                 ------------            ------------

                                                      THE ASIA TIGERS FUND, INC.

Schedule of Investments (continued)                             October 31, 1998

COMMON STOCKS (continued)

Number                                                       Percent of
of Shares       Security                                     Holdings                Cost                   Value
---------------------------------------------------------------------------------------------------------------------
                Malaysia (continued)
                Transportation - Shipping                    0.26%
      700,000   Malaysia International Shipping* .................               $  1,218,484            $    383,158
                                                                                 ------------            ------------

                Utilities - Electric & Gas                   0.72%
    1,200,000   Petronas Gas* ....................................                  3,109,541               1,081,579
                                                                                 ------------            ------------
                Total Malaysia ...................................                  6,351,470               2,184,432
                                                                                 ------------            ------------

                Pakistan                                     0.13%
                Energy Sources                               0.13%
      200,000   Pakistan State Oil ...............................                    899,530                 197,216
                                                                                 ------------            ------------
                Total Pakistan ...................................                    899,530                 197,216
                                                                                 ------------            ------------

                Philippines                                  1.86%
                Beverages & Tobacco                          0.25%
      250,000   San Miguel-B .....................................                    511,002                 368,649
                                                                                 ------------            ------------

                Real Estate                                  0.89%
    2,000,000   Ayala Land .......................................                    775,028                 607,187
    4,350,000   SM Prime .........................................                    830,836                 733,086
                                                                                 ------------            ------------
                                                                                    1,605,864               1,340,273
                                                                                 ------------            ------------

                Telecommunications                           0.33%
       20,000   Philippine Long Distance Telephone ADR ...........                    490,119                 487,500
                                                                                 ------------            ------------

                Utilities - Electric & Gas                   0.39%
      200,000   Manila Electric Company ..........................                    530,989                 589,839
                                                                                 ------------            ------------
                Total Philippines ................................                  3,137,974               2,786,261
                                                                                 ------------            ------------

                Singapore                                    8.53%
                Banking                                      2.16%
      300,000   Development Bank of Singapore ....................                  1,332,783               1,880,184
      309,224   Overseas Chinese Bank Corporation ................                  1,346,925               1,348,996
                                                                                 ------------            ------------
                                                                                    2,679,708               3,229,180
                                                                                 ------------            ------------

                Broadcasting/Publishing                      0.96%
      166,248   Singapore Press Holdings .........................                  2,059,510               1,440,305
                                                                                 ------------            ------------

THE ASIA TIGERS FUND, INC.

Schedule of Investments (continued)                             October 31, 1998

COMMON STOCKS (continued)

Number                                                       Percent of
of Shares       Security                                     Holdings                Cost                   Value
---------------------------------------------------------------------------------------------------------------------
                Singapore (continued)
                Electronic Components & Instruments           1.32%
      400,000   Natsteel Electronics ..............................              $    698,198            $    820,891
      350,000   Venture Manufacturing .............................                   902,644               1,161,290
                                                                                 ------------            ------------
                                                                                    1,600,842               1,982,181
                                                                                 ------------            ------------

                Machinery & Engineering                       1.25%
    1,900,000   Singapore Technologies Engineering ................                 1,494,143               1,867,896
                                                                                 ------------            ------------

                Real Estate                                   1.57%
      650,000   City Developments .................................                 2,482,999               2,356,375
                                                                                 ------------            ------------

                Transportation - Air                          1.27%
      310,000   Singapore Airlines ................................                 2,724,906               1,904,762
                                                                                 ------------            ------------
                Total Singapore ...................................                13,042,108              12,780,699
                                                                                 ------------            ------------

                Sri Lanka                                     0.19%
                Multi-Industry                                0.19%
      100,000   John Keells Holdings ..............................                   341,238                 283,265
                                                                                 ------------            ------------
                Total Sri Lanka ...................................                   341,238                 283,265
                                                                                 ------------            ------------

                Taiwan                                       13.91%
                Banking                                       0.15%
      328,368   China Trust Commercial Bank+ ......................                   266,722                 228,870
                                                                                 ------------            ------------

                Building Materials & Components               0.87%
    1,450,000   Asia Cement .......................................                 1,279,814               1,310,254
                                                                                 ------------            ------------

                Construction & Housing                        1.72%
    1,537,500   CTCI Corporation+ .................................                 2,286,507               2,584,233
                                                                                 ------------            ------------

                Electrical & Electronics                      2.69%
      555,800   Hon Hai Precision Industry+ .......................                 2,387,398               2,674,011
      850,000   Siliconware Precision Industries Company+ .........                 1,265,811               1,363,146
                                                                                 ------------            ------------
                                                                                    3,653,209               4,037,157
                                                                                 ------------            ------------

                Electronic Components & Instruments           1.87%
      440,000   Compeq Manufacturing Company Ltd.+ ................                 2,681,377               2,795,374
                                                                                 ------------            ------------

                                                      THE ASIA TIGERS FUND, INC.

Schedule of Investments (continued)                             October 31, 1998

COMMON STOCKS (continued)

Number                                                       Percent of
of Shares       Security                                     Holdings                Cost                   Value
---------------------------------------------------------------------------------------------------------------------
                Taiwan (continued)
                Insurance                                    2.59%
    1,100,000   Cathay Life Insurance ............................               $  4,221,592            $  3,884,348
                                                                                 ------------            ------------

                Metals - Steel                               0.59%
    1,300,000   China Steel ......................................                    768,658                 882,035
                                                                                 ------------            ------------

                Retail - Merchandising                       2.59%
    1,215,200   President Chain Store Corporation ................                  3,160,123               3,878,896
                                                                                 ------------            ------------

                Textiles & Apparel                           0.84%
    1,800,000   Far Eastern Textile ..............................                  1,218,422               1,254,588
                                                                                 ------------            ------------
                Total Taiwan .....................................                 19,536,424              20,855,755
                                                                                 ------------            ------------

                Thailand                                     4.78%
                Building Materials & Components              0.75%
       90,000   Siam Cement ......................................                  1,993,745               1,126,684
                                                                                 ------------            ------------

                Construction & Housing                       0.52%
    1,000,000   Bangkok Expressway+ ..............................                    880,101                 789,223
                                                                                 ------------            ------------

                Electronic Components & Instruments          0.42%
      110,000   Delta Electronics ................................                    723,046                 628,657
                                                                                 ------------            ------------

                Energy Sources                               1.03%
      160,000   PTT Exploration & Production .....................                  1,703,673               1,541,434
                                                                                 ------------            ------------

                Telecommunications                           1.18%
      240,000   Advanced Information .............................                  1,262,353               1,763,505
                                                                                 ------------            ------------

                Utilities - Electric & Gas                   0.88%
      500,000   Electricity Generating ...........................                    841,256               1,319,908
                                                                                 ------------            ------------
                Total Thailand ...................................                  7,404,174               7,169,411
                                                                                 ------------            ------------

                TOTAL COMMON STOCKS ..............................               $129,497,125            $124,141,773
                                                                                 ------------            ------------

THE ASIA TIGERS FUND, INC.

Schedule of Investments (continued)                             October 31, 1998

CONVERTIBLE (6.83% of holdings)

Par Value                                                    Percent of
($000)          Security                                     Holdings                Cost                   Value
---------------------------------------------------------------------------------------------------------------------
                Hong Kong                                    0.21%
                Financial                                    0.21%
          400   Shanghai Industrial 1.00%, 02/24/03 ..............                   $259,301            $    308,680
                                                                                 ------------            ------------
                Total Hong Kong ..................................                    259,301                 308,680
                                                                                 ------------            ------------

                Pakistan                                     0.52%
                Telecommunications                           0.52%
        1,750   Republic of Pakistan 6.00%, 02/26/02 .............                  1,452,835                 784,000
                                                                                 ------------            ------------
                Total Pakistan ...................................                  1,452,835                 784,000
                                                                                 ------------            ------------

                Singapore                                    3.13%
                Telecommunications                           3.13%
        5,000   Fullerton Global Corp Zero Coupon
                  Bond, 04/02/03 .................................                  4,621,713               4,692,000
                                                                                 ------------            ------------
                Total Singapore ..................................                  4,621,713               4,692,000
                                                                                 ------------            ------------

                Taiwan                                       2.97%
                Chemicals                                    2.03%
        2,750   Nan Ya Plastics 1.75%, 07/19/01 ..................                  3,004,043               3,041,775
                                                                                 ------------            ------------

                Electrical & Electronics                     0.94%
        1,250   Taiwan Semiconductor Zero Coupon
                  Bond, 07/03/02 .................................                  1,371,187               1,410,500
                                                                                 ------------            ------------
                Total Taiwan .....................................                  4,375,230               4,452,275
                                                                                 ------------            ------------

                TOTAL CONVERTIBLE BONDS ..........................               $ 10,709,079            $ 10,236,955
                                                                                 ------------            ------------

                                                      THE ASIA TIGERS FUND, INC.

Schedule of Investments (concluded)                             October 31, 1998

SHORT-TERM OBLIGATIONS (10.36% of holdings)

Par Value                                                    Percent of
($000)          Security                                     Holdings                Cost                   Value
---------------------------------------------------------------------------------------------------------------------
                Time Deposits                                  5.10%

                Malaysia                                       0.30%
    MYR 3,395   Malaysia Time Deposit 5.00%, 01/14/99* .............             $    446,749            $    446,749
                                                                                 ------------            ------------
                Total Malaysia .....................................                  446,749                 446,749
                                                                                 ------------            ------------

                United States                                  4.80%
       $7,200   Chase Manhattan Bank London Time
                  Deposit 5.7625%, 11/2/98 .........................                7,200,000               7,200,000
                                                                                 ------------            ------------
                Total United States ................................                7,200,000               7,200,000
                                                                                 ------------            ------------
                TOTAL TIME DEPOSITS ................................                7,646,749               7,646,749
                                                                                 ------------            ------------

                United States Treasury Bills                   5.26%
        6,000   U.S. Treasury Bill, 02/04/99 .......................                5,924,000               5,930,402
        2,000   U.S. Treasury Bill, 04/29/99 .......................                1,954,500               1,957,717
                                                                                 ------------            ------------
                                                                                    7,878,500               7,888,119
                                                                                 ------------            ------------
                Total United States Treasury Bills .................                7,878,500               7,888,119
                                                                                 ------------            ------------

                TOTAL SHORT-TERM OBLIGATIONS .......................               15,525,249              15,534,868
                                                                                 ------------            ------------

                TOTAL INVESTMENTS++                          100.00%             $155,731,453            $149,913,596
                                                                                 ============            ============

Footnotes and Abbreviations
                ADR - American Depository Receipts
                MYR - Malaysian Ringgit
                * Deemed to be an illiquid security and has been fair valued as determined by or under the direction of the Board of Directors.
                + Non-income producing security
                ++ Aggregate cost for Federal income tax purposes is $157,378,634.
                   The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
                      Excess of value over tax cost                              $ 10,537,650
                      Excess of tax cost over value                              $(18,002,688)
                                                                                 ------------
                                                                                 $ (7,465,038)
                                                                                 ============

See accompanying notes to financial statements.

THE ASIA TIGERS FUND, INC.

Statement of Assets and Liabilities                             October 31, 1998

ASSETS
Investments, at value (Cost $155,731,453) .....................   $ 149,913,596
Cash (including $3,545,597 of foreign currency
     holdings with a cost of $3,545,143) ......................       4,438,668
Receivables:
     Dividends ................................................         219,360
     Interest .................................................          44,712
     Securities sold ..........................................         640,420
Unamortized organization costs ................................           1,933
Prepaid expenses ..............................................          93,829
                                                                  -------------
                    Total Assets ..............................     155,352,518
                                                                  -------------

LIABILITIES
Payable for securities purchased ..............................          25,274
Due to Investment Manager .....................................         122,262
Due to Administrator ..........................................          24,453
Accrued expenses ..............................................         234,816
                                                                  -------------
                    Total Liabilities .........................         406,805
                                                                  -------------

                    Net Assets ................................   $ 154,945,713
                                                                  =============

                    NET ASSET VALUE PER SHARE
                      ($154,945,713/20,514,984) ...............   $        7.55
                                                                  =============

NET ASSETS CONSIST OF:
Capital stock, $0.001 par value; 20,514,984 shares issued
     and outstanding (100,000,000 shares authorized) ..........   $      20,515
Paid-in capital ...............................................     285,743,977
Undistributed net investment income ...........................         102,684
Accumulated net realized loss on investments ..................    (125,099,413)
Net unrealized depreciation in value of investments and on
     translation of other assets and liabilities denominated
     in foreign currencies ....................................      (5,822,050)
                                                                  -------------
                                                                  $ 154,945,713
                                                                  =============

See accompanying notes to financial statements.

                                                      THE ASIA TIGERS FUND, INC.

Statement of Operations                                      For the Year Ended
                                                              October 31, 1998

Investment Income
Dividends (Net of taxes withheld of $97,827) .                  $  3,333,030
Interest                                                           1,211,926
                                                                ------------
                    Total Investment Income ..                     4,544,956
                                                                ------------

Expenses
Management fees ..............................  $1,659,429
Custodian fees ...............................     378,302
Administration fees ..........................     331,886
Legal fees ...................................     168,999
Insurance ....................................     101,195
Transfer agent fees ..........................      69,372
Audit fees ...................................      63,680
NYSE fees ....................................      32,339
Directors' fees ..............................      25,800
Amortization of organizational costs .........      24,330
Interest Expense .............................      15,580
Printing .....................................      15,000
Miscellaneous ................................       8,101
                                                ----------
                    Total Expenses ...........                     2,894,013
                                                                ------------

                    Net Investment Income ....                     1,650,943
                                                                ------------

Net Realized and Unrealized Gain (Loss) On Investments,
Foreign Currency Holdings and Translation of Other Assets and Liabilities Denominated In Foreign Currencies:

Net realized loss from:
    Security transactions ....................                   (92,278,515)
    Foreign currency related transactions ....                    (1,548,259)
                                                                ------------
                                                                 (93,826,774)

Net change in unrealized appreciation in value of investments, foreign currency holdings and translation of other assets
    and liabilities denominated in foreign currencies ........    48,532,628
                                                                ------------

Net realized and unrealized loss on investments, foreign
    currency holdings and translation of other assets and
    liabilities denominated in foreign currencies ............   (45,294,146)
                                                                ------------
Net decrease in net assets resulting from operations .........  $(43,643,203)
                                                                ============

See accompanying notes to financial statements.

THE ASIA TIGERS FUND, INC.

Statements of Changes in Net Assets

                                                                         For the Year      For the Year
                                                                             Ended            Ended
                                                                       October 31, 1998  October 31, 1997
---------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income ..................................................  $  1,650,943     $    678,838
Net realized gain (loss) on investments and foreign currency
      related transactions .............................................   (93,826,774)       3,256,686
Net change in unrealized appreciation (depreciation) in value of investments, foreign currency holdings and translation of other
      assets and liabilities denominated in foreign currencies .........    48,532,628      (60,720,179)
                                                                          ------------     ------------
Net decrease in net assets resulting from operations ...................   (43,643,203)     (56,784,655)
                                                                          ------------     ------------

Distributions to shareholders from
Net investment income ($0.00 per share) ................................            --          (53,053)
In excess of net investment income ($0.04 per share) ...................            --         (767,547)
                                                                          ------------     ------------
Net decrease in net assets from distributions ..........................            --         (820,600)
                                                                          ------------     ------------

Total decrease in net assets                                               (43,643,203)     (57,605,255)
                                                                          ------------     ------------

NET ASSETS
Beginning of year                                                          198,588,916      256,194,171
                                                                          ------------     ------------

End of year (including undistributed net investment income of
      $102,684 as of October 31, 1998)                                    $154,945,713     $198,588,916
                                                                          ============     ============

See accompanying notes to financial statements.

                                                      THE ASIA TIGERS FUND, INC.

Financial Highlights

For a Share Outstanding throughout Each Period

                                                                                                                  For the Period
                                                                                                                 November 29, 1993
                                                                                                                  (Commencement
                                             For the Year     For the Year      For the Year     For the Year     of Operations)
                                                Ended            Ended             Ended            Ended            Through
                                           October 31,1998  October 31,1997  October 31, 1996  October 31, 1995  October 31, 1994
----------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period ...      $   9.68         $  12.49          $  12.08         $  13.89           $  13.97*
                                              --------         --------          --------         --------           --------
Net investment income ..................          0.08             0.03              0.05             0.09               0.05
Net realized and unrealized gains
  (losses) on investments, foreign
  currency holdings, and translation
  of other assets and liabilities
  denominated in foreign currencies ....         (2.21)           (2.80)             0.44            (1.67)             (0.11)
                                              --------         --------          --------         --------           --------
Net increase (decrease) from
  investment operations ................         (2.13)           (2.77)             0.49            (1.58)             (0.06)
                                              --------         --------          --------         --------           --------

Less Distributions:
  Dividends from net investment income .            --            (0.00)+           (0.08)           (0.06)             (0.02)
  In excess of net investment income ...            --            (0.04)               --               --                 --
  Distributions from net realized gains             --               --                --            (0.17)                --
                                              --------         --------          --------         --------           --------
Total dividends and distributions ......          0.00            (0.04)            (0.08)           (0.23)             (0.02)
                                              --------         --------          --------         --------           --------
Net asset value, end of period .........      $   7.55         $   9.68          $  12.49         $  12.08           $  13.89
                                              ========         ========          ========         ========           ========

Per share market value, end of period ..      $   6.13         $   7.94          $  10.38         $  10.38           $  12.38

Total Investment Return Based
  on Market Value** ....................        (22.83)%         (23.23)%            0.59%          (14.17)%           (11.65)%

Ratios/Supplemental Data
Net assets, end of period (in 000s) ....      $154,946         $198,589          $256,194         $247,761           $284,910
Ratios of expenses to average net assets          1.74%            1.60%             1.60%            1.65%              1.60%***
Ratios of net investment income to
  average net assets ...................          0.99%            0.25%             0.41%            0.71%              0.38%***
Portfolio turnover .....................         93.47%           95.38%            91.57%           77.88%             45.51%

See page 24 for footnotes.

THE ASIA TIGERS FUND, INC.

Financial Highlights (concluded)

For a Share Outstanding throughout Each Period

* Initial public offering price $15.00 per share less underwriting discount of $0.98 per share and offering costs of $0.05 per share.

** Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported, except that for the period ended October 31, 1994, total investment return is based on a beginning of period price of $14.02 (initial offering price of $15.00 less underwriting discount of $0.98). Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges and is not annualized.

***   Annualized

+     Less than $0.01 per share.

See accompanying notes to financial statements.

                                                      THE ASIA TIGERS FUND, INC.

Notes to Financial Statements                                   October 31, 1998

NOTE A: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Asia Tigers Fund, Inc. (the "Fund") was incorporated in Maryland on September 23, 1993 and commenced operations on November 29, 1993. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Prior to commencing its operations on November 29, 1993, the Fund had no activities other than the sale of 3,567 shares of common stock to CIBC Oppenheimer Corp. ("CIBC Oppenheimer"), formerly known as Oppenheimer & Co., Inc., and 3,567 shares of capital stock to Barclays Global Investors International, Inc. ("BGI"), the Fund's former Investment Adviser. At October 31, 1998, CIBC Oppenheimer owned 3,567 shares of the Fund's common stock.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Significant accounting policies are as follows:

Portfolio Valuation. Investments are stated at value in the accompanying financial statements. In valuing the Fund's assets, all securities for which market quotations are readily available are generally valued:

      (i) at the last sale price prior to the time of determination if there was a sale on the date of determination,

      (ii) at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available, and

      (iii) at the bid price if there was no sales price on such date and only bid quotations are available.

Securities for which sales prices and bid and asked quotations are not available on the date of determination may be valued at the most recently available prices or quotations under policies adopted by the Board of Directors. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost which approximates market value. All other securities and assets are carried at fair value as determined in good faith by, or under the direction of, the Board of Directors.

On September 1, 1998, the Central Bank of Malaysia announced measures that significantly restrict the rights of non-residents with respect to transactions in Malaysian securities with the intention to insulate Malaysia from the problems confronting the international financial markets. Beginning September 1, 1998 the Malaysian government fixed the exchange rate of its currency, the Ringgit, at 3.80 Ringgit equal to US$1.00 and adopted stringent controls over currency and stock trading

THE ASIA TIGERS FUND, INC.

Notes to Financial Statements (continued)                       October 31, 1998

which had the effect of forcing all offshore holdings of Malaysian currency and securities back into the country. In addition, the government suspended foreign investors' ability to convert proceeds from the sale of Malaysian securities into foreign currency for one year from the date of initial purchase, with repatriation of the proceeds from the sale of all securities held at September 1, 1998 prohibited for one year. As a result of the imposition of the above restrictions over currency and stock trading, the Fund's Board of Directors have deemed all holdings of the Fund in Malaysian securities and currency as illiquid and have fair valued holdings in such investments using an exchange rate of 7.60 Ringgit equal to US$1.00. At October 31, 1998, investments in Malaysia aggregating $2,631,181 (1.7% of net assets) have been fair valued in good faith by, or under the direction of, the Fund's Board of Directors.

The net asset value per share of the Fund is calculated weekly and at the end of each month.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date or when known. The collectibility of income receivable from foreign securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.

Tax Status. No provision is made for U.S. Federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all Federal income and excise taxes.

At October 31, 1998, the Fund had a net capital loss carryover of $123,452,232, which is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code. Of the aggregate capital losses, $30,672,532 will expire in the year 2003, $1,846,888 will expire in the year 2004 and $90,932,812 will expire in the year 2006.

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, assets and liabilities at the current rates of exchange on the valuation date; and

                                                      THE ASIA TIGERS FUND, INC.

Notes to Financial Statements (continued)                       October 31, 1998

      (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not generally isolate the effect of fluctuations in foreign currency rates from the effect of fluctuations in the market prices of equity securities. The Fund reports certain realized gains and losses on foreign currency related transactions as components of realized gains and losses for financial reporting purposes, whereas such gains and losses are included in or are a reduction of ordinary income for Federal income tax purposes.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in foreign exchange. Foreign security and currency transactions involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibilities of political or economic instability, the fact that foreign securities markets may be smaller and less developed, and the fact that securities, tax and corporate laws may have only recently developed or are in developing stages, and laws may not exist to cover all contingencies or to protect investors adequately.

Distribution of Income and Gains. The Fund intends to distribute annually to shareholders substantially all of its net investment income, including foreign currency gains, and to distribute annually any net realized capital gains in excess of net realized capital losses (including any capital loss carryovers). An additional distribution may be made to the extent necessary to avoid payment of a 4% federal excise tax.

Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

During the year ended October 31, 1998, the Fund reclassified $1,548,259 from accumulated net realized loss on investments to undistributed net investment income as a result of permanent book and tax differences primarily relating to foreign currency losses. Net investment income and net assets were not affected by the change.

THE ASIA TIGERS FUND, INC.

Notes to Financial Statements (continued)                       October 31, 1998

Other. Costs incurred by the Fund in connection with its organization are being amortized on a straight line basis over a five-year period beginning with the commencement of operations of the Fund.

NOTE B: MANAGEMENT, INVESTMENT ADVISORY, AND ADMINISTRATIVE SERVICES

On November 3, 1997, CIBC Wood Gundy Securities Corp., the broker-dealer subsidiary of Canadian Imperial Bank of Commerce, acquired all of the stock of Oppenheimer Holdings, the indirect parent of Advantage Advisers, Inc., the Fund's Investment Manager. In connection with the acquisition, CIBC Wood Gundy Securities Corp. was merged into Oppenheimer & Co., Inc., whose name was changed to CIBC Oppenheimer Corp.

Advantage Advisers, Inc., a subsidiary of CIBC Oppenheimer, serves as the Fund's Investment Manager under the terms of a management agreement (the "Management Agreement"). Pursuant to the Management Agreement, the Investment Manager supervises the Fund's investment program, including advising and consulting with the Fund's Investment Adviser. AXA Asset Management Partenaires ("AAMP") has served as the Investment Adviser to the Fund since June 8, 1998 pursuant to an investment advisory agreement among Advantage, AAMP and the Fund (the "New Advisory Agreement"). The New Advisory Agreement was approved by the Fund's Board of Directors in connection with an agreement entered into between AXA Investment Managers SA ("AXA") and Barclays Bank plc, providing for AXA to acquire (the "Transaction") Barclays Global Investors International Hong Kong Limited ("BGIHK"). The Transaction closed on June 8, 1998.

While the Transaction did not directly involve Barclays Global Investors International Inc. ("BGI"), which had served as the Fund's Investment Adviser since the Fund's inception, BGI provided investment advice to the Fund through the services of BGIHK's investment advisory personnel. Upon consummation of the Transaction, all of BGIHK's investment advisory personnel involved in the management of the Fund became associated with AXA and AAMP. The New Advisory Agreement was approved at a Special Meeting of the Fund which was held on August 7, 1998. Pursuant to the New Advisory Agreement, AAMP is responsible for (and BGI was previously responsible for) investing the Fund's portfolio in accordance with its investment objective and policies.

For its services, the Investment Manager receives monthly fees at an annual rate of 1.00% of the Fund's average weekly net assets and the Investment Adviser is entitled to receive from the Investment Manager monthly fees at an annual rate of 0.50% of the Fund's average weekly net assets. For the year ended October 31, 1998, fees paid to the Investment Manager amounted to $1,659,429, of which the Investment Manager informed the Fund it paid $829,714 to the Investment Adviser.

CIBC Oppenheimer serves as the Fund's administrator (the "Administrator"). The Administrator provides certain administrative services to the Fund. For its services, the Administrator receives a

                                                      THE ASIA TIGERS FUND, INC.

Notes to Financial Statements (concluded)                       October 31, 1998

monthly fee at an annual rate of 0.20% of the value of the Fund's average weekly net assets. For the year ended October 31, 1998, these fees amounted to $331,886.

The Fund pays each of its directors who is not a director, officer or employee of the Investment Manager, the Investment Adviser, the Administrator or any affiliate thereof an annual fee of $5,000 plus up to $700 for each Board of Directors meeting attended. In addition, the Fund reimburses the directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings.

NOTE C: PORTFOLIO ACTIVITY

Purchases and sales of securities other than short-term obligations aggregated $135,582,487 and $138,170,229, respectively, for the year ended October 31, 1998.

NOTE D: OTHER

At October 31, 1998, substantially all of the Fund's assets were invested in Asian securities. The Asian securities markets are substantially smaller, less developed, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions of Asian securities involve special risks and considerations not present with respect to U.S. securities.

Additionally, the Fund owned securities of certain companies in India valued at approximately $1,613,284 which were in the process of being registered in the name of the Fund. Significant delays are common in registering the transfer of securities in this country, and such transfers can take a year or longer. Securities regulations in India normally preclude the Fund from selling such securities until the completion of the registration process.

--------------------------------------------------------------------------------
US Federal Taxation Notice (unaudited)

The Fund paid foreign taxes of $97,827 during the fiscal year ended October 31, 1998, which it intends to pass through pursuant to Section 853 of the Internal Revenue Code, to its shareholders, which is deemed to be foreign source income for tax information reporting purposes.
--------------------------------------------------------------------------------

THE ASIA TIGERS FUND, INC.

Report of Independent Accountants

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
THE ASIA TIGERS FUND, INC.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Asia Tigers Fund, Inc. (the "Fund") at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period November 29, 1993 (commencement of operations) through October 31, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
December 8, 1998

                                                      THE ASIA TIGERS FUND, INC.

Results of Special Meeting

The Fund held a Special Meeting of Stockholders on August 7, 1998, at which a new Investment Advisory Agreement among Advantage Advisers, Inc., AXA Asset Management Partenaires and the Fund was approved. Certain amendments to the existing Management Agreement between Advantage Advisers, Inc. and the Fund were also approved. The following table provides information concerning the matters voted on at the meeting:

I. Approval of a new Investment Advisory Agreement

          Votes For     Votes Against     Votes Abstained

         11,133,990        843,705            251,295

II. Approval of amendments to the Management Agreement

          Votes For     Votes Against     Votes Abstained

          9,136,091        794,399           2,298,500

THE ASIA TIGERS FUND, INC.

Dividends and Distributions

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund intends to distribute annually to shareholders substantially all of its net investment income, and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long- and short-term capital gains net of expenses.

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by the Plan Agent in Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by PNC Bank, National Association, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees, that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders' names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides

                                                      THE ASIA TIGERS FUND, INC.

that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in the Fund's Common Stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about February 15.

Any voluntary cash payment received more than 30 days prior to this date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payment. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent's fees for the reinvestment of dividends and capital gains distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and capital gains distributions and voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions.

THE ASIA TIGERS FUND, INC.

Dividends and Distributions (concluded)

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 400 Bellevue Parkway, Wilmington, Delaware, 19809.

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

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
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
THE ASIA TIGERS FUND, INC.

Investment Manager:

Advantage Advisers, Inc., a wholly owned subsidiary of CIBC Oppenheimer Corp.

Investment Adviser:

AXA Asset Management Partenaires
(formerly Barclays Global Investors
International Inc.)

Administrator:

CIBC Oppenheimer Corp.

Sub-Administrator:

PFPC Inc.

Transfer Agent:

PNC Bank, National Association

Custodian:

The Chase Manhattan Bank